INVESTMENT ADVISORY AGREEMENT
CONSTELLATION FUNDS

         AGREEMENT made this 4th day of March, 2004, by and between Constellation Funds, a Delaware business trust the Trust, and Constellation Investment
Management Company, LP the Adviser.

	WHEREAS, the Trust is an openend, diversified management investment company registered under the Investment Company Act of 1940, as amended the 1940 Act; and

	WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement each a Fund and collectively the Funds, and the Adviser is willing to render such services:

	NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	Duties of Adviser.   The Trust employs
the Adviser to manage the investment and reinvestment of the assets of the Funds, and to hire subject to the approval of the Trusts Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and
Exchange Commission, or by rule or
regulation, a majority of the
outstanding voting securities of each
Fund and thereafter supervise the
investment activities of one or more
subadvisers deemed necessary to carry
out the investment program of each Fund, and to continuously review, supervise and where appropriate administer the investment program of each Fund, to determine in its discretion where appropriate the securities to be purchased or sold, to provide the Trust with records concerning the Advisers activities which the Trust is required to maintain, and to render regular reports to the Trusts officers and Trustees concerning the Advisers discharge of the foregoing responsibilities. The retention of a subadviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the
foregoing responsibilities subject to
the control of the Board of Trustees of
the Trust and in compliance with such
policies as the Trustees may from time
to time establish, and in compliance
with the objectives, policies, and
limitations for each such Fund set forth in the Funds prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and
agrees, at its own expense, to render
the services and to provide the office
space, furnishings and equipment and the personnel including any subadvisers required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments including brokerage commissions and other transaction charges, if any purchased or sold for any Fund.

2.	Fund Transactions.  The Adviser is
authorized to select the brokers or
dealers that will execute the purchases
and sales of portfolio securities for
the Funds and is directed to use its
best efforts to obtain the best net
results as described from time to time
in the Funds Prospectuses and
Statements of Additional Information.
The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will
not be deemed to have acted unlawfully,
or to have breached a fiduciary duty to
the Trust or be in breach of any
obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a brokerdealer in compliance with the provisions of Section 28e of the Securities Exchange Act of 1934 or as described from time to time by the Funds Prospectuses and Statement of
Additional Information.

3.	Compensation of the Adviser.  For the
services to be rendered by the Adviser
as provided in Sections 1 and 2 of this
Agreement, the Trust shall pay to the
Adviser compensation at the rate
specified on Schedule B or Schedule C,
as applicable, of this Agreement.  Such
compensation shall be paid to the
Adviser at the end of each month, and
calculated by applying a daily rate,
based on the annual percentage rates as
specified in the appropriate Schedule,
to the assets.  The fee shall be based
on the average daily net assets for the
month involved less any assets of such
Funds held in noninterest bearing
special deposits with a Federal Reserve
Bank.  The Adviser may, in its
discretion and from time to time, waive
a portion of its fee.

All rights of compensation under this
Agreement for services performed as of
the termination date shall survive the
termination of this Agreement.

  	4.  	Other Expenses.  The Adviser shall
pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

	5.	Excess Expenses.  If the expenses
for any Fund for any fiscal year
including fees and other amounts
payable to the Adviser, but excluding
interest, taxes, brokerage costs,
litigation, and other extraordinary
costs as calculated every business day
would exceed the expense limitations
imposed on investment companies by any
applicable statute or regulatory
authority of any jurisdiction in which
shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear
expenses of any Fund which would result
in the Funds inability to qualify as a
regulated investment company under
provisions of the Internal Revenue Code.
Payment of expenses by the Adviser
pursuant to this Section 5 shall be
settled on a monthly basis subject to
fiscal year end reconciliation by a
reduction in the fee payable to the
Adviser for such month pursuant to
Section 3a or 3b  and, if such
reduction shall be insufficient to
offset such expenses, by reimbursing the Trust.

6.	Reports.  The Trust and the Adviser
agree to furnish to each other, if
applicable, current prospectuses, proxy
statements, reports to shareholders,
certified copies of their financial
statements, and such other information
with regard to their affairs as each may reasonably request.

7.	Status of Adviser.  The services of the
Adviser to the Trust are not to be
deemed exclusive, and the Adviser shall
be free to render similar services to
others so long as its services to the
Trust are not impaired thereby.  The
Adviser shall be deemed to be an
independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.	Certain Records.  Any records required
to be maintained and preserved pursuant
to the provisions of Rule 31a1 and Rule
31a2 promulgated under the 1940 Act
which are prepared or maintained by the
Adviser on behalf of the Trust are the
property of the Trust and will be
surrendered promptly to the Trust on
request.

9.	Limitation of Liability of Adviser.  The
duties of the Adviser shall be confined
to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. As used in this Paragraph 9, the term Adviser shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself.

  	10.	Permissible Interests.  Trustees,
agents, and shareholders of the Trust
are or may be interested in the Adviser
or any successor thereof as directors,
partners, officers, or shareholders, or
otherwise; directors, partners,
officers, agents, and shareholders of
the Adviser are or may be interested in
the Trust as Trustees, shareholders or
otherwise; and the Adviser or any
successor is or may be interested in
the Trust as a shareholder or otherwise.
In addition, brokerage transactions for
the Trust may be effected through
affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

	11.	License of Advisers Name.  The
Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this
Agreement.

12.	Duration and Termination.  This
Agreement, unless sooner terminated as
provided herein, shall remain in effect
until two years from date of execution,
and thereafter, for periods of one year
so long as such continuance thereafter
is specifically approved at least
annually a by the vote of a majority
of those Trustees of the Trust who are
not parties to this Agreement or
interested persons of any such party,
cast in person at a meeting called for
the purpose of voting on such approval,
and b by the Trustees of the Trust or
by vote of a majority of the outstanding voting securities of each Fund;
provided, however, that if the
shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this
Agreement be specifically approved at
least annually shall be construed in a
manner consistent with the 1940 Act and
the rules and regulations thereunder.

This Agreement may be terminated as to
any Fund at any time, without the
payment of any penalty by vote of a
majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this
Agreement shall be given in writing,
addressed and delivered, or mailed
postpaid, to the other party at any
office of such party.

As used in this Section 11, the terms
assignment, interested persons, and
a vote of a majority of the outstanding
voting securities shall have the
respective meanings set forth in the
1940 Act and the rules and regulations
thereunder; subject to such exemptions
as may be granted by the Securities and
Exchange Commission under said Act.

13.	Notice.  Any notice required or
permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1205 Westlakes Drive,
Suite 280, Berwyn, PA 19312, Attn: John
H. Grady, President, and if to the
Adviser at 1205 Westlakes Drive, Suite
280, Berwyn, PA 19312, Attn: John H.
Grady, President.

14.	Severability.  If any provision of this
Agreement shall be held or made invalid
by a court decision, statute, rule or
otherwise, the remainder of this
Agreement shall not be affected thereby.

	15.	Governing Law.  This Agreement
shall be construed in accordance with
the laws of the State of Delaware and
the applicable provisions of the 1940
Act. To the extent that the applicable
laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTELLATION FUNDS

By:

Attest: _________________


CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP


By:

Attest:



Schedule A
to the
Investment Advisory Agreement
as Amended
April 14, 2005

Listing of Funds

Name of Fund
Date Added
Constellation Clover Core Value
Fund
May 7, 2004
Constellation Clover Small Cap
Value Fund
May 7, 2004
Constellation Clover Large Cap
Value Fund
May 7, 2004
Constellation Clover Core Fixed
Income Fund
May 7, 2004
Constellation Clover Income Plus
Fund
March 1, 2005
Constellation Chartwell Ultra Short
Duration Fixed Income Fund
May 7, 2004
Constellation Chartwell Short
Duration Fixed Income Fund
May 7, 2004
Constellation Chartwell High Yield
Fund
May 7, 2004
Constellation HLAM Large Cap
Quality Growth Fund
November 8,
2004
Constellation HLAM Large Cap Value
Fund
May 1, 2004
Constellation Pitcairn Diversified
Value Fund
August 2, 2004
Constellation Pitcairn Select Value
Fund
August 2, 2004
Constellation Pitcairn Diversified
Growth Fund
August 2, 2004
Constellation Pitcairn Small Cap
Fund
August 2, 2004
Constellation Pitcairn Family
Heritage Fund
August 2, 2004
Constellation Pitcairn Taxable Bond
Fund
August 2, 2004
Constellation Pitcairn TaxExempt
Bond Fund
August 2, 2004
Constellation Sands Capital Select
Growth Fund
August 2, 2004
Constellation TIP Small Cap Value
Opportunities Fund
May 7, 2004
Constellation TIP Mid Cap Fund
April 14, 2005
Constellation TIP Financial
Services Fund
May 7, 2004
Constellation TIP Healthcare &
Biotechnology Fund
May 7, 2004
Constellation International Equity
Fund
August 2, 2004
Constellation Strategic Value and
High Income Fund
May 7, 2004



Schedule B
to the
Investment Advisory Agreement

June 24, 2005

For Funds with Performance Adjustments

This Schedule B shall apply to each of the Funds identified on Schedule B1 hereto.

	a	General. The Trust shall pay to the
Adviser, as compensation for the Advisers services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee defined below and a Performance
Adjustment defined below to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

	b	Index, Class and Changes to the Class.
The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B1 as the index and class to be used for purposes of determining the Performance
Adjustment referred to herein as the Index and the Class, respectively. From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or interested persons as defined in the 1940 Act of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares the Successor Class is substituted in calculating the Performance
Adjustment the use of a Successor Class of shares for purposes of calculating the Performance
Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance
Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance
Period shall be calculated using the Successor Class of shares previously designated.

	c	Basic Fee.  The basic fee for a Fund
the Basic Fee for any period shall equal: i the Funds average net assets during such period, multiplied by ii the annual rate identified for such Fund on Schedule B1 hereto, multiplied by iii a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 366 in leap years.

 	d	Performance Adjustment.  The amount of
the performance adjustment the Performance
Adjustment shall equal: i the average net assets of the Fund over the Performance Period as defined below, multiplied by ii the Adjustment Rate as defined below, multiplied by iii a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 366 in leap years. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

	e	Adjustment Rate.  The adjustment rate
the Adjustment Rate shall be as set forth in Schedule B2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B2.

	f	Performance Period.  The performance
period the Performance Period shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund the Commencement Date, provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12month period that includes the most current month for which performance is available plus the previous 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services and
Constellation TIP Healthcare & Biotechnology Funds based upon performance achieved by such Fund prior to the effective date of this Agreement.

	g	Measurement Calculation.  The Funds
investment performance will be measured by comparing the i opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with ii the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized longterm capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 2051 or any other applicable rule under the Investment Advisers
Act of 1940, as the same from time to time may be amended.

	h	Payment of Fees.  The Management Fee
payable hereunder shall be computed daily and paid monthly in arrears.

	i	Average Net Assets.  The term average
net assets of a Fund as used herein for any period shall mean the quotient produced by dividing i the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by ii the number of such days.

	j	Termination.  In the event this
Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.




Schedule B1
to the
Investment Advisory Agreement
as Amended
April 14, 2005

Listing of Funds with Performance Adjustments


Name of Fund

Performance Index
Annual Basic
Fee Rate
Constellation TIP Small Cap
Value
     Opportunities Fund
Russell 2000 Value Index
0.95%
Constellation TIP Mid Cap
Fund
Russell Midcap Index
0.70%
Constellation TIP Financial
Services
     Fund
S&P 500 Financials Index
1.00%
Constellation TIP Healthcare
&
     Biotechnology Fund
S&P 500 Healthcare Index
1.00%
Constellation Clover Large
Cap Value
     Fund
Russell 1000 Value Index
0.74%
Constellation Clover Core
Value
     Fund
Russell 3000 Index
0.74%
Constellation Clover Small
Cap Value
     Value Fund
Russell 2000 Value Index
0.85%
Constellation Clover Core
Fixed
     Income Fund
Lehman Brothers Aggregate Bond
Index
0.45%
Constellation Clover Income
Plus Fund
S&P 500 Index
0.80%
Constellation Chartwell Ultra
Short
     Duration Fixed Income
Fund
Merrill Lynch Three Month U.S.
     Treasury Bill Index
0.25%
Constellation Chartwell Short
Duration
     Fixed Income Fund
Lehman Brothers 1  3 Year U.S.
Govt.
     Bond Index
0.25%
Constellation Chartwell High
Yield
     Fund
Merrill Lynch High Yield, Cash
Pay Index
0.55%
Constellation HLAM Large Cap
Quality Growth Fund
Russell 1000 Growth Index
0.75%
Constellation HLAM Large Cap
Value
     Fund
Russell 1000 Value Index
0.70%
Constellation Strategic Value
and
     High Income Fund
Blended Index:
50% Russell 2000 Value, and
50% Merrill Lynch High Yield,
           Cash Pay Index
0.10%
Constellation Pitcairn
Diversified Value Fund
Russell 1000 Value Index
0.70%
Constellation Pitcairn
Diversified Growth Fund
Russell 1000 Growth Index
0.70%
Constellation Pitcairn Select
Value Fund
Russell 1000 Value Index
0.70%
Constellation Sands Capital
Select Growth Fund
Russell 1000 Growth Index
0.85%
Constellation Pitcairn Small
Cap Fund
Russell 2000 Index
0.70%
Constellation Pitcairn Family
Heritage Fund
Wilshire 5000 Index
0.90%
Constellation International
Equity Fund
MSCI All Country World ex U.S.
Index
0.95%
Constellation Pitcairn
Taxable Bond Fund
Lehman U.S. Government/Credit
Index
0.40%
Constellation Pitcairn Tax
Exempt Bond Fund
Lehman Municipal Bond Index
0.30%








Schedule B2
to the
Investment Advisory Agreement
as Amended
April 14, 2005

Performance Adjustment Rate


Name of Fund / Class

Maximum Rate
Adjustment

Methodology
Constellation TIP Small
Cap
     Value Opportunities
Fund
+/0.15%
As detailed in Schedule B3
Constellation TIP Mid
Cap Fund
+/0.10%
As detailed in Schedule B3
Constellation TIP
Financial
     Services Fund
+/0.25%
As detailed in Schedule B3
Constellation TIP
Healthcare &
     Biotechnology Fund
+/0.25%
As detailed in Schedule B3
Constellation Clover
Large Cap
     Value Fund
+/0.10%
As detailed in Schedule B3
Constellation Clover
Core Value
     Fund
+/0.125%
As detailed in Schedule B3
Constellation Clover
Small Cap
     Value Fund
+/0.15%
As detailed in Schedule B3
Constellation Clover
Core Fixed
     Income Fund
+/0.08%
As detailed in Schedule B3
Constellation Clover
Income
     Plus Fund
+/0.10%
As detailed in Schedule B3
Constellation Chartwell
Ultra Short Duration
Fixed Income Fund
+/0.06%
As detailed in Schedule B3
Constellation Chartwell
Short Duration Fixed
Income Fund
+/0.06%
As detailed in Schedule B3
Constellation Chartwell
High Yield Fund
+/0.10%
As detailed in Schedule B3
Constellation HLAM Large
Cap
     Value Fund
+/0.10%
As detailed in Schedule B3
Constellation HLAM Large
Cap Quality Growth Fund
+/0.10%
As detailed in Schedule B3
Constellation Strategic
Value and
     High Income Fund
+/0.05%
As detailed in Schedule B3
Constellation Pitcairn
Diversified Value Fund
+/0.10%
As detailed in Schedule B3
Constellation Pitcairn
Diversified Growth Fund
+/0.10%
As detailed in Schedule B3
Constellation Pitcairn
Select Value Fund
+/0.10%
As detailed in Schedule B3



Constellation Sands
Capital Select Growth
Fund
+/0.15%
As detailed in Schedule B3
Constellation Pitcairn
Small Cap Fund
+/0.10%
As detailed in Schedule B3
Constellation Pitcairn
Family Heritage Fund
+/0.10%
As detailed in Schedule B3
Constellation
International Equity
Fund
+/0.10%
As detailed in Schedule B3
Constellation Pitcairn
Taxable Bond Fund
+/0.08%
As detailed in Schedule B3
Constellation Pitcairn
TaxExempt Bond Fund
+/0.06%
As detailed in Schedule B3




Schedule B3
to the
Investment Advisory Agreement
as Amended
April 14, 2005

Methodology for Performance Adjustment Rate


The tables below describes the applicable advisory fees that the Adviser would receive based on each Funds performance as compared to its benchmark index over a given performance period:

1.  Constellation TIP Small Cap Value Opportunities
Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.15%

Underperforms the Index by
3.01% or more
0.15%
Outperforms the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%


2.  Constellation TIP Financial Services Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.25%

Underperforms the Index by
3.01% or more
0.25%
Outperforms the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%


3.  Constellation TIP Healthcare & Biotechnology
Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.25%

Underperforms the Index by
3.01% or more
0.25%
Outperforms the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%


4.  Constellation Clover Large Cap Value Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
5.01% or more
+ 0.10%

Underperforms the Index by
5.01% or more
0.10%
Outperforms the Index by
4.01% to 5.00%
+ 0.075%

Underperforms the Index by
4.01% to 5.00%
0.075%
Outperforms the Index by
3.01% to 4.00%
+ 0.050%

Underperforms the Index by
3.01% to 4.00%
0.050%
Outperforms the Index by
2.01% to 3.00%
+ 0.025%

Underperforms the Index by
2.01% to 3.00%
0.025%
Outperforms the Index by
2.00% or less
 0.00%

Underperforms the Index by
2.00% or less
0.00%






5.  Constellation Clover Core Value Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
5.01% or more
+ 0.125%

Underperforms the Index by
5.01% or more
0.125%
Outperforms the Index by
4.01% to 5.00%
+
0.09375%

Underperforms the Index by
4.01% to 5.00%

0.09375%
Outperforms the Index by
3.01% to 4.00%
+
0.0625%

Underperforms the Index by
3.01% to 4.00%

0.0625%
Outperforms the Index by
2.01% to 3.00%
+
0.03125%

Underperforms the Index by
2.01% to 3.00%

0.03125%
Outperforms the Index by
2.00% or less
 0.00%

Underperforms the Index by
2.00% or less
0.00%


6.  Constellation Clover Small Cap Value Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
5.01% or more
+ 0.15%

Underperforms the Index by
5.01% or more
0.15%
Outperforms the Index by
4.01% to 5.00%
+
0.1125%

Underperforms the Index by
4.01% to 5.00%

0.1125%
Outperforms the Index by
3.01% to 4.00%
+ 0.075%

Underperforms the Index by
3.01% to 4.00%
0.075%
Outperforms the Index by
2.01% to 3.00%
+
0.0375%

Underperforms the Index by
2.01% to 3.00%

0.0375%
Outperforms the Index by
2.00% or less
 0.00%

Underperforms the Index by
2.00% or less
0.00%


7.  Constellation Clover Core Fixed Income Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
5.01% or more
+ 0.08%

Underperforms the Index by
5.01% or more
0.08%
Outperforms the Index by
4.01% to 5.00%
+ 0.06%

Underperforms the Index by
4.01% to 5.00%
0.06%
Outperforms the Index by
3.01% to 4.00%
+ 0.04%

Underperforms the Index by
3.01% to 4.00%
0.04%
Outperforms the Index by
2.01% to 3.00%
+ 0.02%

Underperforms the Index by
2.01% to 3.00%
0.02%
Outperforms the Index by
2.00% or less
 0.00%

Underperforms the Index by
2.00% or less
0.00%


8.  Constellation Clover Income Plus Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
5.01% or more
+ 0.10%

Underperforms the Index by
5.01% or more
0.10%
Outperforms the Index by
4.01% to 5.00%
+ 0.075%

Underperforms the Index by
4.01% to 5.00%
0.075%
Outperforms the Index by
3.01% to 4.00%
+ 0.050%

Underperforms the Index by
3.01% to 4.00%
0.050%
Outperforms the Index by
2.01% to 3.00%
+ 0.025%

Underperforms the Index by
2.01% to 3.00%
0.025%
Outperforms the Index by
2.00% or less
 0.00%

Underperforms the Index by
2.00% or less
0.00%


9.  Constellation Chartwell Ultra Short Duration
Fixed Income Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
0.76% or more
+ 0.06%

Underperforms the Index by
0.76% or more
0.06%
Outperforms the Index by
0.75% or less
 0.00%

Underperforms the Index by
0.75% or less
0.00%



10.  Constellation Chartwell Short Duration Fixed
Income Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
1.51% or more
+ 0.06%

Underperforms the Index by
1.51% or more
0.06%
Outperforms the Index by
1.50% or less
 0.00%

Underperforms the Index by
1.50% or less
0.00%


11.  Constellation Chartwell High Yield Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.10%

Underperforms the Index by
3.01% or more
0.10%
Outperforms the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%


12.  Constellation HLAM Large Cap Value Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
5.01% or more
+ 0.10%

Underperforms the Index by
5.01% or more
0.10%
Outperforms the Index by
4.01% to 5.00%
+ 0.075%

Underperforms the Index by
4.01% to 5.00%
0.075%
Outperforms the Index by
3.01% to 4.00%
+ 0.050%

Underperforms the Index by
3.01% to 4.00%
0.050%
Outperforms the Index by
2.01% to 3.00%
+ 0.025%

Underperforms the Index by
2.01% to 3.00%
0.025%
Outperforms the Index by
2.00% or less
 0.00%

Underperforms the Index by
2.00% or less
0.00%


13.  Constellation Strategic Value and High Income
Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.05%

Underperforms the Index by
3.01% or more
0.05%
Outperforms  the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%


14.  Constellation Pitcairn Diversified Value Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
2.00% or more
+ 0.10%

Underperforms the Index by
2.00% or more
0.10%
Outperforms the Index by
1.99% or less
 0.00%

Underperforms the Index by
1.99% or less
0.00%


15.  Constellation Pitcairn Diversified Growth Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
2.00% or more
+ 0.10%

Underperforms the Index by
2.00% or more
0.10%
Outperforms the Index by
1.99% or less
 0.00%

Underperforms the Index by
1.99% or less
0.00%



16.  Constellation Pitcairn Select Value Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.00% or more
+ 0.10%

Underperforms the Index by
3.00% or more
0.10%
Outperforms the Index by
2.99% or less
 0.00%

Underperforms the Index by
2.99% or less
0.00%


17.  Constellation Pitcairn Sands Capital Select
Growth Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.50% or more
+ 0.15%

Underperforms the Index by
3.50% or more
0.15%
Outperforms the Index by
3.49% or less
 0.00%

Underperforms the Index by
3.49% or less
0.00%


18.  Constellation Pitcairn Small Cap Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
2.50% or more
+ 0.10%

Underperforms the Index by
2.50% or more
0.10%
Outperforms the Index by
2.49% or less
 0.00%

Underperforms the Index by
2.49% or less
0.00%


19.  Constellation Pitcairn Family Heritage Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
2.50% or more
+ 0.10%

Underperforms the Index by
2.50% or more
0.10%
Outperforms the Index by
2.49% or less
 0.00%

Underperforms the Index by
2.49% or less
0.00%


20.  Constellation International Equity Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
2.00% or more
+ 0.10%

Underperforms the Index by
2.00% or more
0.10%
Outperforms the Index by
1.99% or less
 0.00%

Underperforms the Index by
1.99% or less
0.00%


21.  Constellation Pitcairn Taxable Bond Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
1.00% or more
+ 0.08%

Underperforms the Index by
1.00% or more
0.08%
Outperforms the Index by
0.99% or less
 0.00%

Underperforms the Index by
0.99% or less
0.00%





22.  Constellation Pitcairn TaxExempt Bond Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
1.00% or more
+ 0.06%

Underperforms the Index by
1.00% or more
0.06%
Outperforms the Index by
0.99% or less
 0.00%

Underperforms the Index by
0.99% or less
0.00%


23.  Constellation HLAM Large Cap Quality Growth
Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.10%

Underperforms the Index by
3.01% or more
0.10%
Outperforms the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%


24.  Constellation TIP Mid Cap Fund.


If the Fund:
The Base
Fee
Increase
s by:


If the Fund:
The Base
Fee
Decrease
s by:





Outperforms the Index by
3.01% or more
+ 0.10%

Underperforms the Index by
3.01% or more
0.10%
Outperforms the Index by
3.00% or less
 0.00%

Underperforms the Index by
3.00% or less
0.00%




Schedule C
to the
Investment Advisory Agreement
as Amended
April 14, 2005

For Funds With No Performance Adjustment

This Schedule C shall apply to each of the Funds identified on Schedule C1 hereto.

	a	The Trust shall pay to the Adviser a fee
for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C1 hereto.

	b	The average net assets of the Fund for
any month shall be equal to the quotient produced by dividing i the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by ii the number of such days.






Schedule C1
to the
Investment Advisory Agreement
as Amended
April 14, 2005

Listing of Funds and Fee Rates


Name of Fund

Performance
Index
Annual Basic
Fee Rate
Constellation TIP
Mid Cap Fund
Russell Midcap
Index
0.80%






10

25